December 17, 2019

WST INVESTMENT TRUST

WSTCM GLOBAL ALLOCATION RISK-MANAGED Fund

Supplement to the Prospectus and the Statement of Additional Information, each dated October 1, 2019

Effective immediately, the WSTCM Global Allocation Risk-Managed Fund (the “Fund”), a series of the WST Investment Trust (the “Trust”), has terminated the public offering of its shares and will discontinue its operations effective February 20, 2020. Shares of the Fund are no longer available for purchase and, at the close of business on February 20, 2020, all outstanding shares of the Fund will be redeemed at net asset value (the “Transaction”).

The Board of Trustees (the “Board”) of the Trust, in consultation with the Fund’s investment advisor, Wilbanks, Smith and Thomas Asset Management, LLC (the “Advisor”), determined and approved at a meeting of the Board on December 17, 2019, to discontinue the Fund’s operations based on, among other factors, the Advisor’s belief that it would be in the best interests of the Fund and its shareholders to discontinue the Fund’s operations. Through the date of the Transaction, the Advisor will continue to waive investment advisory fees and reimburse expenses of the Fund, as necessary, in order to maintain the Fund at its current expense limit, as specified in the Prospectus.

At the Board meeting, the Board directed that: (i) all of the Fund’s portfolio securities be liquidated in an orderly manner not later than February 20, 2020; and (ii) all outstanding shareholder accounts on February 20, 2020 be closed and the proceeds of each account be sent to the shareholder’s address of record or to such other address as directed by the shareholder, including special instructions that may be needed for Individual Retirement Accounts (“IRAs”) and qualified pension and profit sharing accounts. As a result of the Transaction, the Fund’s portfolio holdings will be reduced to cash or cash equivalent securities. Accordingly, going forward, shareholders should not expect the Fund to achieve its stated investment objective.

Shareholders may continue to freely redeem their shares on each business day prior to the end of the Transaction pursuant to procedures set forth in the Prospectus.

The Transaction will be considered, for tax purposes, a sale of Fund shares by shareholders, and shareholders should consult with their own tax advisors to ensure its proper treatment on their income tax returns. In addition, shareholders invested through an IRA or other tax-deferred account should consult the rules regarding the reinvestment of these assets. In order to avoid potential tax issue, shareholders may choose to authorize, prior to February 20, 2020, a direct transfer of their retirement account assets to another tax-deferred retirement account. Typically, shareholders have 60 days from the date of the Transaction to invest the proceeds in another IRA or qualified retirement account; otherwise, the proceeds may be required to be included in the shareholder’s taxable income for the current tax year.

If you have any questions regarding the Fund, please call 1-866-515-4626.

Investors Should Retain this Supplement for Future Reference